UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

  November 8, 2019

 TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive Plano, TX 75024
(Address of principal executive offices, including zip code)

(469) 486-9300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Toyota Motor Credit Corporation (“TMCC”) entered into the following credit agreements:

•	$5.0 billion 364-day syndicated credit facility pursuant to a 364 Day Credit Agreement, dated as of November 8, 2019 (the “364 Day Credit Agreement”), among TMCC, Toyota Motor Finance (NETHERLANDS) B.V. (“TMFNL”), Toyota Financial Services (UK) PLC (“TFS(UK)”), Toyota Leasing GMBH (“TLG”), Toyota Credit De Puerto Rico Corp. (“TCPR”), Toyota Credit Canada Inc. (“TCCI”), Toyota Kreditbank GMBH (“TKG”), and Toyota Finance Australia Limited (“TFA”), as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp. (“BNPP Securities”), BofA Securities, Inc. (“BofA Securities”), Citibank, N.A. (“Citibank”), JPMorgan Chase Bank, N.A. (“JPMorgan”), and MUFG Bank, LTD. (“MUFG”), as Joint Lead Arrangers and Joint Book Managers, Citibank, Bank of America, N.A. (“BofA”) and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

•	$5.0 billion three year syndicated credit facility pursuant to a Three Year Credit Agreement, dated as of November 8, 2019 (the “Three Year Credit Agreement”), among TMCC, TMFNL, TFS(UK), TLG, TCPR, TCCI, TKG and TFA, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, BofA Securities, Citibank, JPMorgan, and MUFG, as Joint Lead Arrangers and Joint Book Managers, Citibank, BofA and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

•	$5.0 billion five year syndicated credit facility pursuant to a Five Year Credit Agreement, dated as of November 8, 2019 (the “Five Year Credit Agreement”, and collectively with the 364 Day Credit Agreement and the Three Year Credit Agreement, the “Credit Agreements”), among TMCC, TMFNL, TFS(UK), TLG, TCPR, TCCI, TKG and TFA, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNPP Securities, BofA Securities, Citibank, JPMorgan, and MUFG, as Joint Lead Arrangers and Joint Book Managers, Citibank, BofA and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

TMCC may borrow funds under each of the Credit Agreements subject to customary borrowing conditions. Under the Credit Agreements, TMCC is subject to certain covenants customary in a transaction of this nature, including negative pledge provisions and limitations on consolidations, mergers and sales of assets.

The 364 Day Credit Agreement has a 364 day term and the aggregate amount of all drawings under the 364 Day Credit Agreement may not exceed the total commitment amount of $5.0 billion. Within that total commitment amount, TMCC, TMFNL, and TFS(UK) may each make drawings not to exceed $5.0 billion, TCCI may make drawings not to exceed $866,800,000, TFA may make drawings not to exceed $1,000,200,000, TKG and TLG may each make drawings not to exceed $500,000,000 and TCPR may make drawings not to exceed $333,400,000. In addition, but also under the total commitment amount of $5.0 billion, the 364 Day Credit Agreement provides for a swingline sub-facility of up to $1,250,000,000 of which $333,400,000 will be available to TFA. The 364 Day Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

The Three Year Credit Agreement has a three-year term and the aggregate amount of all drawings under the Three Year Credit Agreement may not exceed the total commitment amount of $5.0 billion. Within that total commitment amount, TMCC, TMFNL, and TFS(UK) may each make aggregate drawings not to exceed $5.0 billion, TCCI may make drawings not to exceed $866,600,000, TFA may make drawings not to exceed $999,900,000, TKG and TLG may each make drawings not to exceed $500,000,000 and TCPR may make drawings not to exceed $333,300,000. In addition, but also under the total commitment amount of $5.0 billion, the Three Year Credit Agreement provides for a swingline sub-facility of up to $1,250,000,000 of which $333,300,000 will be available to TFA. The Three Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

The Five Year Credit Agreement has a five-year term and the aggregate amount of all drawings under the Five Year Credit Agreement may not exceed the total commitment amount of $5.0 billion. Within that total commitment amount, TMCC, TMFNL, and TFS(UK) may each make aggregate drawings not to exceed $5.0 billion, TCCI may make drawings not to exceed $866,600,000, TFA may make drawings not to exceed $999,900,000, TKG and TLG may each make drawings not to exceed $500,000,000 and TCPR may make drawings not to exceed $333,300,000. In addition, but also under the total commitment amount of $5.0 billion, the Five Year Credit Agreement provides for a swingline sub-facility of up to $1,250,000,000 of which $333,300,000 will be available to TFA. The Five Year Credit Agreement may be used for general corporate purposes and was not drawn upon as of the date of this filing.

Certain of the lenders participating in the Credit Agreements and their affiliates have in the past and may in the future engage in financing, securities, derivative, commercial banking and investment banking transactions with TMCC and its affiliates for which they will receive customary fees and expenses.

TCPR is a wholly-owned subsidiary of TMCC, and each of TMCC, TCPR, TMFNL, TFS(UK), TLG, TCCI, TKG and TFA, the borrowers under the Credit Agreements, is a direct or indirect subsidiary of Toyota Financial Services Corporation, a Japanese corporation, which is itself a subsidiary of Toyota Motor Corporation.

The foregoing descriptions of the 364 Day Credit Agreement, Three Year Credit Agreement and Five Year Credit Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3, and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The 364 Day Credit Agreement, the Three Year Credit Agreement and the Five Year Credit Agreement replace the 364 Day Credit Agreement, the Three Year Credit Agreement, and the Five Year Credit Agreement, each dated as of November 9, 2018, among TMCC, TMFNL, TFS(UK), TLG, TCPR, TCCI, TKG and TFA, as Borrowers, BNP Paribas, as Administrative Agent, and the other agents and lenders party thereto, which terminated or were terminated, as applicable, on November 8, 2019.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	364 Day Credit Agreement, dated as of November 8, 2019, among Toyota Motor Credit Corporation, Toyota Motor Finance (NETHERLANDS) B.V., Toyota Financial Services (UK) PLC, Toyota Leasing GMBH, Toyota Credit De Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Kreditbank GMBH, and Toyota Finance Australia Limited, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., and MUFG Bank, LTD., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A., Bank of America, N.A. and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

10.2	Three Year Credit Agreement, dated as of November 8, 2019, among Toyota Motor Credit Corporation, Toyota Motor Finance (NETHERLANDS) B.V., Toyota Financial Services (UK) PLC, Toyota Leasing GMBH, Toyota Credit De Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Kreditbank GMBH, and Toyota Finance Australia Limited, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., and MUFG Bank, LTD., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A., Bank of America, N.A. and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

10.3	Five Year Credit Agreement, dated as of November 8, 2019, among Toyota Motor Credit Corporation, Toyota Motor Finance (NETHERLANDS) B.V., Toyota Financial Services (UK) PLC, Toyota Leasing GMBH, Toyota Credit De Puerto Rico Corp., Toyota Credit Canada Inc., Toyota Kreditbank GMBH, and Toyota Finance Australia Limited, as Borrowers, the lenders party thereto, and BNP Paribas, as Administrative Agent, Swing Line Agent and Swing Line Lender, BNP Paribas Securities Corp., BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., and MUFG Bank, LTD., as Joint Lead Arrangers and Joint Book Managers, Citibank, N.A., Bank of America, N.A. and JPMorgan, as Syndication Agents and Swing Line Lenders, and MUFG, as a Syndication Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: November 12, 2019	By:	/s/ Ellen L. Farrell
Ellen L. Farrell
Vice President, Interim General Counsel
and Secretary